Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 2001, included and incorporated by reference in this Form 10-K/A, into the Company's previously filed Registration Statement File Nos. 33-11117, 33-32527, 33-41374, 33-50438, 33-51447, 33-61335, 33-62283,
333-01667, 333-02137, 333-24869, 333-47583, 333-62661, 333-75235, 333-85051,
333-48434, 333-37390, 333-00843, 333-85133 and 333-69082.




/s/ Arthur Andersen LLP
ARTHUR ANDERSEN LLP
New York, New York
January 14, 2002